MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated March 1, 2012
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2011)

This Supplement amends certain information contained in your individual flexible premium deferred variable annuity certificate
("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

1.	On page 32 of your prospectus, the first paragraph under
 "THE DECLARED INTEREST OPTION" is revised to read as follows:

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest
Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year, subject to a minimum guaranteed interest rate of 3%. For Certificates issued on or after January 1, 2012 in the following states, however, the minimum guaranteed interest rate is set forth in the Certificate:
Alabama, Arizona, Arkansas, California, Colorado, Connecticut,
Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, South Dakota, Tennessee, Texas, Vermont, Virginia, West Virginia, Wisconsin and Wyoming (each, an "Original Certificate State"). In addition, for Certificates issued on or after March 1, 2012 in the following states, the minimum guaranteed interest reate is also set forth in the Certificate:
Massachusetts, Oregon, South Carolina and Utah (each, a "New
Certificate State").

2.	On page 32 of your prospectus, the first sentence in the first paragraph under "THE DECLARED INTEREST OPTION-Minimum Guaranteed and Current Interest Rates" is replaced with the following:

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%, except for Certificates issued in Original Certificate States on or after January 1,2012 and Certificates issued in New Certificate States on or after March 1, 2012 where the Declared Interest Option accumulated value is guaranteed to accumulate at the minimum effective annual interest rate set forth in the Certificate. See "THE DECLARED INTEREST OPTION" for a list of Certificate and New Certificate States.

3.	On page 33 of your prospectus, the third paragraph under "THE
DECLARED INTEREST OPTION-Minimum Guaranteed and Current Interest
Rates" is revised to read as follows:

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, except for Certificates issued in Original Certificate States on or after January 1, 2012, and Certificates issued in New Certificate States on or after March 1,2012, or shorten the period for which the current interest rate applies to less than a Certificate Year.

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If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-800-447-9811.